 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 7, 2025, the Board of Directors (the “Board”) of Immunic, Inc. (the “Company”) authorized grants, subject to the final approval of the Compensation Committee of the Board, of up to an aggregate of 35,000,000 stock appreciation rights (“SARs”) to the Company’s employees and executive officers. This includes an aggregate of 22,015,000 SARs to the Company’s executive officers. The SARs could be settled for cash, but it is the intention of the Company that these SARs will be settled for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) provided the Company obtains stockholder approval to amend the Company’s 2019 Omnibus Equity Incentive Plan, as amended (the “Plan”), to provide for a sufficient number of shares of Common Stock to support the settlement of the SARs in shares of Common Stock. The Company intends to seek stockholder approval to increase the number of shares available under the Plan. The exercise price of each SAR is $0.77, the closing price of the Common Stock on July 7, 2025.

Of the 35,000,000 SARs, (i) 5,000,000 will be exercisable beginning August 1, 2026; (ii) up to 10,000,000 will be exercisable beginning August 1, 2026, subject to the exercise of the Company’s series A purchase warrants by the holders thereof; (iii) up to 10,000,000 will be exercisable beginning August 1, 2026, subject to the exercise of the Company’s series B purchase warrants by the holders thereof; (iv) up to 5,000,000 will be exercisable beginning August 1, 2026, subject to the Company’s issuance of Common Stock or pre-funded warrants to subscribers in connection with the second tranche of the Company’s January 4, 2024 private placement (the “January 2024 Offering”); and (v) up to 5,000,000 will be exercisable beginning August 1, 2026, subject to the issuance of Common Stock or pre-funded warrants to subscribers in connection with the third tranche of the January 2024 Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 11, 2025	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer